UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2006

Rochester Medical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Rochester Medical Drive, Stewartville, Minnesota		55976
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	507-533-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The following information is being "furnished" in accordance with General Instruction B.2 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of Rochester Medical Corporation’s (the "Company") announcement regarding operating results for the fourth quarter and fiscal year ending September 30, 2006, as presented in a press release dated October 31, 2006.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company approved resolutions adopting an amendment to the bylaws of the Company, effective as October 30, 2006, clarifying the provisions of the Company’s bylaws regarding the transfer of uncertificated shares of the Company’s stock. Section 5.03 of the Company’s bylaws was amended to read in its entirety as follows: "Transfer of shares on the books of the corporation may be authorized only by the shareholder of record, or the shareholder’s legal representative, or the shareholder’s duly authorized attorney-in-fact, and in the case of stock represented by a certificate, upon surrender of the certificate or the certificates for such shares. The corporation may treat as the absolute owner of shares of the corporation, the person or persons in whose name shares are registered on the books of the corporation."
The Board of Directors of the Company also approved resolutions adopting an amendment to the amended and restated articles of incorporation of the Company, to be effective as of November 14, 2006, increasing the total authorized number of shares of the Company from 20,000,000 to 40,000,000. Article 3 of the Company’s amended and restated articles of incorporation was amended to read in its entirety as follows: "The total authorized number of shares of this Corporation is 40,000,000, which shall be shares without par value."

Item 8.01 Other Events.

On October 31, 2006, the Company announced that its Board of Directors has approved a two-for-one stock split of the Company’s common stock. As a result of the stock split, shareholders will receive one additional common share for each common share held on the record date of November 14, 2006.

Item 9.01 Financial Statements and Exhibits.

The following information is being "furnished" in accordance with General Instruction B.2 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

99.1 Press Release dated October 31, 2006, of Rochester Medical Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rochester Medical Corporation

October 31, 2006	By:	/s/ David A. Jonas

Name: David A. Jonas
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 31, 2006